John Deere Owner Trust 2003	Exhibit 99.3
Servicer's Certificate

$197,000,000 Class A-1 1.08125% Asset Backed Notes due August 13, 2004
$187,000,000 Class A-2 1.31000% Asset Backed Notes due January 17, 2006
$202,000,000 Class A-3 1.79000% Asset Backed Notes due April 16, 2007
$149,000,000 Class A-4 2.44000% Asset Backed Notes due June 15, 2010
$15,150,000 Class B 2.01000% Asset Backed Notes due June 15, 2010
$7,546,670 Asset Backed Certificates

Payment Date:	15-Oct-03

(1) Servicing Fee:	$592,251.36
Servicing Fee Shortfall;	$0.00

(2) Administration Fee:	$100.00
Administration Fee Shortfall:	$0.00

(3) Total Distribution Amount:	$27,333,698.23

(4) Noteholders' Interest Distributable Amount applicable to A-1 Notes:	$143,096.48
Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:	$0.00

(5) Noteholders' Interest Distributable Amount applicable to A-2 Notes:	$204,141.67
Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:	$0.00

(6) Noteholders' Interest Distributable Amount applicable to A-3 Notes:	$301,316.67
Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:	$0.00

(7) Noteholders' Interest Distributable Amount applicable to A-4 Notes:	$302,966.67
Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:	$0.00

(8) Noteholders' Interest Distributable Amount applicable to B Notes:	$25,376.25
Noteholders' Interest Carryover Shortfall applicable to B Notes:	$0.00

(9) Noteholders' Interest Distributable Amount deposited into Note Distribution Account:	$976,897.74
Noteholders' Interest Carryover Shortfall:	$0.00

(10) A-1 Noteholders' Monthly Principal Distributable Amount:	$23,759,814.39
% of Principal Distribution Amount applicable to A-1 Noteholders:	100.00%
A-1 Noteholders' Principal Carryover Shortfall:	$0.00
A-1 Noteholders' Principal Distributable Amount:	$23,759,814.39

(11) A-2 Noteholders' Monthly Principal Distributable Amount:	$0.00
% of Principal Distribution Amount applicable to A-2 Noteholders:	0.00%
A-2 Noteholders' Principal Carryover Shortfall:	$0.00
A-2 Noteholders' Principal Distributable Amount:	$0.00

(12) A-3 Noteholders' Monthly Principal Distributable Amount:	$0.00
% of Principal Distribution Amount applicable to A-3 Noteholders:	0.00%
A-3 Noteholders' Principal Carryover Shortfall:	$0.00
A-3 Noteholders' Principal Distributable Amount:	$0.00

(13) A-4 Noteholders' Monthly Principal Distributable Amount:	$0.00
% of Principal Distribution Amount applicable to A-4 Noteholders:	0.00%
A-4 Noteholders' Principal Carryover Shortfall:	$0.00
A-4 Noteholders' Principal Distributable Amount:	$0.00

(14) B Noteholders' Monthly Principal Distributable Amount:	$0.00
% of Principal Distribution Amount applicable to B Noteholders:	0.00%
B Noteholders' Principal Carryover Shortfall:	$0.00
B Noteholders' Principal Distributable Amount:	$0.00

(15) Noteholders' Principal Distribution Amount deposited into Note Distribution Account:	$23,759,814.39
Noteholders' Principal Carryover Shortfall:	$0.00

(16) Noteholders' Distributable Amount:	$24,736,712.13

(17) Amount to be withdrawn from the Reserve Account and deposited into Note Distribution Account:	$0.00
Interest Amount included above:	$0.00
Principal Amount included above:	$0.00

(18) Deposit to Reserve Account from Collection Account to increase the amount:	$0.00
on deposit in the Reserve Account to the Specified Reserve Account Balance:

(19) Certificateholders' Interest Distributable Amount:	$0.00
Certificateholders' Interest Carryover Shortfall:	$0.00

(20) Certificateholders' Principal Distributable Amount applicable to current period:	$0.00
% of Principal Distribution Amount applicable to Certificate holders:	0.00%
Certificateholders' Principal Carryover Shortfall:	$0.00
Certificateholders' Principal Distributable Amount:	$0.00

(21) Certificateholders' Distributable Amount:	$0.00

(22) Deposit to Reserve Account (from excess collections):	$2,004,634.74

(23) Specified Reserve Account Balance (after all distributions and adjustments) :	$13,259,692.00

(24) Reserve Account Balance over the Specified Reserve Account Balance:
(before any distribution of excess):	$15,264,326.74

(25) Excess Reserve Account Balance Distributable to Seller (5.05(b)(i) or (ii)):	$2,004,634.74

(26) Note Value as of the end of the related Collection Period:	$695,749,133.28

(27) Pool Balance (excluding Accrued Interest) as of close of business on the last day of:
the related Collection Period:	$687,013,352.44

(28) After giving effect to all distributions on such Payment Date:
Outstanding Principal Balance of A-1 Notes:	$135,052,463.28
A-1 Note Pool Factor:	0.6855455

Outstanding Principal Balance of A-2 Notes:	$187,000,000.00
A-2 Note Pool Factor:	1.0000000

Outstanding Principal Balance of A-3 Notes:	$202,000,000.00
A-3 Note Pool Factor:	1.0000000

Outstanding Principal Balance of A-4 Notes:	$149,000,000.00
A-4 Note Pool Factor:	1.0000000

Outstanding Principal Balance of B Notes:	$15,150,000.00
B Note Pool Factor:	1.0000000

Outstanding Principal Balance of the Certificates:	$7,546,670.00
Certificate Pool Factor:	1.0000000

(29) Aggregate Purchase Amounts for related Collection Period:	$0.00

(30) Reserve Account Balance after giving effect to all distributions:	$13,259,692.00

(31) Specified Reserve Account Balance (after all distributions and adjustments):	$13,259,692.00

(32) Amount of Realized Losses for the related collection period:	$0.00

(33) Amount of Payments that are more than 60 days past due:	$623,388.00